                                 EXHIBIT 10.1


                             SUNTERRA CORPORATION

                        AND CERTAIN OF ITS SUBSIDIARIES


                   _________________________________________

                               FIRST AMENDMENT TO

                              FINANCING AGREEMENT

                   _________________________________________


                          Dated As Of January 3, 2002

                              FIRST AMENDMENT TO
                              FINANCING AGREEMENT

     This First Amendment to Financing Agreement (this "Amendment") is entered into as of this 3rd day of January, 2002 by and among Sunterra Corporation, as a debtor and a debtor-in-possession, a Maryland corporation (together with its successors and assigns, the "Company"), and the subsidiaries of the Company listed on the signature pages hereto, each as a debtor and a debtor-in-possession (together with the Company, the "Borrowers") or a guarantor (the "Guarantors"), the financial institutions from time to time party hereto (individually a "Lender" and collectively, the "Lenders") and Greenwich Capital Markets, Inc., a Delaware corporation, as agent for the Lenders (in such capacity, the "Agent").

                                   Recitals

     Whereas, the Borrowers, the Agent, for itself and as a Lender, have entered into that certain Financing Agreement, dated as of April 20, 2001 (as in effect immediately prior to giving effect to the amendment provided for by this Agreement, the "Existing Financing Agreement" and, as amended pursuant to this Amendment and as may be further amended, restated or otherwise modified from time to time, the "Amended Financing Agreement");

     Whereas, pursuant to Section 10.02 of the Existing Financing Agreement, the parties hereto desire to amend the Existing Financing Agreement as more specifically set forth herein; and

     Whereas, the Existing Financing Agreement shall remain in full force and effect except as modified herein to effectuate the purposes of this Amendment.

     Now, Therefore, in consideration of the mutual benefits and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged by each party hereto, the parties hereto agree as follows:

1.   INCORPORATION OF RECITALS.

     The recitals set forth above are true, correct and accurate and are hereby incorporated herein by this reference and made a part hereof.

2.   DEFINED TERMS.

     Initial capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Existing Financing Agreement.

3.   REPRESENTATIONS AND WARRANTIES OF THE BORROWERS.

     Each Borrower represents and warrants to the Agent and the Lenders as follows:

     3.1  Organization and Existence.

     Each Borrower (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization, and (ii) subject to any necessary authorization of the Bankruptcy Court, has all requisite corporate, limited liability company or partnership, as the case may be, power and authority to conduct its business as now conducted and as presently contemplated and to make the borrowings under the Amended Financing Agreement, and to execute and deliver this Amendment, and to consummate the transactions contemplated thereby.

     3.2  Amendment Authorized; Obligations Enforceable.

          (a) Amendment is Legal and Authorized. The execution, delivery and performance by each Borrower and Guarantor of this Amendment, upon entry of the Bankruptcy Court Order approving this Amendment (the "Bankruptcy Court Order") (and in the case of the transactions provided for in Sections 4.1(l)(ii) and 5.1 hereof, any further necessary authorization of the Bankruptcy Court) have been duly authorized by all necessary action on the part of the Borrowers and Guarantors.

          (b) Borrowers Obligations are Enforceable. This Amendment has been duly and validly executed and delivered by each Borrower and each of this Amendment and the Amended Financing Agreement constitute legal, valid and binding obligations of each Borrower and Guarantor enforceable in accordance with the terms hereof or thereof.

     3.3  No Conflicts.

     The execution and delivery of this Amendment by each Borrower and Guarantor, and fulfillment of and compliance with the terms and provisions of the Amended Financing Agreement (i) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties (other than conflicts, breaches and defaults the enforcement of which is stayed by virtue of the filing of the Chapter 11 Cases),
(ii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iii) do not and will not result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.

     3.4  Governmental Consent.

     Except for the entry of the Bankruptcy Court Order (and in the case of the transactions provided for in Sections 4.1(l)(ii) and 5.1 hereof, any further necessary authorization of the Bankruptcy Court) and such filings as may be required under the Exchange Act, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution and delivery of this Amendment or the performance by each Borrower and Guarantor of its obligations under this Amendment.

     3.5  No Defaults.

     No event has occurred and no condition exists that, upon the execution and delivery of this Amendment and the effectiveness of the Amendment, would constitute a material Default or an Event of Default that would not be remedied by execution of this Amendment and approval thereof pursuant to the Bankruptcy Court Order.

4.   AMENDMENT.

     4.1  Amendment to Existing Financing Agreement.

     Subject to paragraph 4.2 below, the Existing Financing Agreement is hereby amended as follows:

          (a)  A new definition is added to Section 1.01 as follows:  "Amendment
                                                                       ---------
     No. 1" means this First Amendment to Financing Agreement dated as of
     -----
     January 3, 2002.

          (b)  The first proviso to the definition of "Collateral Value" in
     Section 1.01 of the Existing Financing Agreement is hereby deleted".

          (c) Clause (ii) of the definition of "Final Maturity Date" of the Existing Financing Agreement is hereby amended by deleting "June 30, 2002" and replacing it with "April 30, 2002.

     In addition, the following provision is hereby added at the end of the definition of the term "Final Maturity Date":

     "The Final Maturity Date shall be automatically extended for sixty (60) days (the "Extension Period") if all of the following conditions are satisfied to Agent's sole discretion:

          (i) No event has occurred and no condition exists that would constitute a material Default or a material Event of Default under the Amended Financing Agreement;

          (ii) A Comprehensive Plan of Reorganization which provides for repayment in full of the Obligations hereunder and under the other Loan Documents has been confirmed by an order of the Bankruptcy Court, subject only to closing on Borrowers' exit financing and customary conditions of consummation under such plan;

          (iii) The Borrowers have at least $10,000,000 of undrawn availability under the Revolving Credit Commitment;

          (iv) Sunterra shall have paid a non-refundable extension fee in the amount of $1,250,000 to the Agent at least 10 Business Days prior to the Final Maturity Date; provided, however that the extension fee shall be $500,000 if the BofA Loan has previously been paid-off or retired, and $250,000 if both the BofA Loan and UBOC Loan have previously been paid-off or retired."

          (d) Clause (i) of the definition of "Eligible Mortgage Receivables" of the Existing Financing Agreement is hereby amended by deleting "January 1, 2001" and replacing it with "June 1, 2000."

          (e) The definition of "Revolving Credit Borrowing Base" of the Existing Financing Agreement is hereby amended by (i) deleting the amount of "$15,000,000" and replacing it with "$25,000,000" and (ii) deleting the following parenthetical in its entirety: "(or $20,000,000 for so long as the Collateral Coverage Ratio exceeds 2.35:1 and the Borrowers have not entered into cash collateral arrangements or received a cash collateral order allowing for the Borrowers' use of cash collateral in an aggregate amount equal to or greater than $5,000,000)."

          (f) The definition of the term "Required Collateral Coverage Ratio" in Section 1.01 of the Existing Financing Agreement is hereby amended by deleting "The Collateral Coverage Ratio as set forth on Exhibit K applicable to such date" and replacing it with "the ratio specified in
     Section 7.02(o)."

          (g) The definition of the term "Total Tranche B Term Loan Commitment" in Section 1.01 of the Existing Financing Agreement is hereby amended by adding at the end of such definition the words", plus the amount of all fees payable to Lender or Agent specifically provided for under Amendment No. 1."

          (h) The definition of the term "Total Commitment" in Section 1.01 of the Existing Financing Agreement is hereby amended by adding at the end of such definition the words "(excluding any amount borrowed for fees payable to Lender or Agent specifically provided for under Amendment No. 1)."

          (i) Section 2.10(c) of the Existing Financing Agreement is hereby amended by adding to the end of the first parenthetical clause therein the following: "and excluding Permitted Cash Collateral (as defined in Section 7.02(u))."

          (j) Section 2.11 (c) is deleted in its entirety and replaced with the following: "2.11 (c) [Reserved]."

          (k) The dates in Section 2.11 (d) (ii) in the Existing Financing Agreement are amended as follows:

               (i) "March 31, 2002" is deleted and replaced with "January 31, 2002" and

               (ii) "April 1, 2002" is deleted and replaced with "February 1, 2002."

          (l) Add a new Section 2.11(e) to the Existing Financing Agreement as follows:

          "(e) Supplemental Fees. The Borrowers shall pay the following supplemental fee payments to Agent (the "Supplemental Fees").

          (i) An initial supplemental fee of $750,000 shall be payable to Agent upon execution and delivery of this Amendment and court approval of this Amendment.

          (ii) A takeout supplemental fee shall be payable to Agent concurrently with the purchase or pay-off in part or in whole of the Finova Loans, the Bank of America loan referred to under the caption "Secured Debt" on Schedule 1.01(D) of the Existing Financing Agreement (the "BofA Loan") and/or the Union Bank of California loan referred to under the caption "Secured Debt" on Schedule 1.01(D) of the Existing Financing Agreement (the "UBOC Loan" and together with the Finova Loans and the BofA Loan, the "Secured Loans"), in an amount equal to the Lender Percentage set forth on Exhibit A hereto (the "Lender Percentage") multiplied by an amount equal to the excess of (A) the aggregate unpaid principal balance outstanding, plus accrued interest, of the Secured Loan or portion thereof to be purchased or retired (without taking into account any sharing, application or allocation of cash collateral) over (B) the purchase price or payoff amount paid to the holder of such Secured Loan; provided, however, that the maximum aggregate fee payable to Lender under this clause (e)(ii) in connection with the purchase or pay-off of the BofA Loan and the UBOC Loan shall be as set forth on Exhibit A hereto."

          (m) Add a new Section 2.11(f) to the Existing Financing Agreement as follows: "(f) Portfolio Review. Borrowers hereby engage Agent to review Borrowers' existing consumer timeshare receivables portfolio to determine whether and on what terms a securitization of the portfolio can be accomplished. The Agent will also assess the potential economics to Borrowers of collapsing and reissuing Borrowers' previous on-balance sheet and/or off-balance sheet securitizations together with the unsecuritized portfolio. The Agent will provide to Borrowers' rating agency and bond insurer feedback and analysis regarding the portfolio and determine possible structures to optimize proceeds from a potential securitization. For its services under this clause (f), Agent shall be paid an engagement fee of $750,000, payable upon execution and delivery of and court approval of this Amendment."

          (n) Add a new Section 2.11(g) to the Existing Financing Agreement as follows: "(g) Exit Financing. The Agent will provide to Borrowers, on or before February 11, 2002, a non-binding term sheet for exit financing in connection with the consummation of a plan of reorganization, identifying market terms and conditions for such a financing, as determined by Agent in its sole discretion. The Agent will use its reasonable efforts to provide the Borrowers, on or before February 15, 2002, a non-binding proposal to provide exit financing in connection with the consummation of a plan of reorganization in the Chapter 11 Cases on terms reasonably approximating market terms and conditions for such a financing and for an amount sufficient to allow Borrowers to consummate such plan and related transactions. The Borrowers shall pay to Agent, upon presentation of both the term sheet and the proposal, a fee of $250,000. Such proposal shall be subject to market conditions for similar transactions of this nature, customary material adverse change provisions, appropriate confirmatory due diligence and approval of Agent's Credit and Commitments Committee."

          (o) Add a new Section 2.11(h) to the Existing Financing Agreement as follows: "(h) Collateral Valuation. The methodology for determining Collateral Value with respect to unsold timeshare intervals at Villas on the Lake, San Luis Bay, Embassy Lake Tahoe, Plantation at Fall Creek, Bent Creek, Carambola and Villas de Santa Fe Resorts will be adjusted in the reasonable discretion of the Agent to take into account certain adverse factors affecting those properties; provided, however, the total Collateral Value for such Resorts shall not be decreased by more than $10,665,000 from the Collateral Value determined under the prior valuation method; further provided however, that nothing contained in this Section 2.11(h) shall limit the ability of the Agent to further adjust the Collateral Value of the foregoing intervals as a result of a reappraisal conducted in accordance with and pursuant to Section 7.01(g) hereof."

          (p) Section 2.14 is deleted in its entirety and replaced with the following: "Section 2.14 [Reserved]."

          (q) Add a new Section 7.01 (ff) to the Existing Financing Agreement as follows: "(ff) St. Maarten Liens. Sunterra shall grant to Agent and Lenders, upon the St. Maarten Resort properties' assets (including but not limited to, all real estate and receivables associated therewith), on or before January 31, 2002, a valid first priority Mortgage and security interest in such assets (subject, however, to Permitted Liens, other than the Finova mortgage lien, the Ansley mortgage lien and the St. Maarten Tax Lien (as defined below)) and shall cause the tax lien imposed by the government of St. Maarten (the "St. Maarten Tax Lien") to be paid off and released from the St. Maarten Resort properties to the reasonable satisfaction of the Agent on or before December 28, 2001."

          (r) Add a new Section 7.01 (gg) to the Existing Financing Agreement as follows: "(gg) Exit Financing. The Borrowers shall obtain by April 30, 2002 a written commitment for exit financing from a third party, which either (i) is subject only to completion of final documentation and provides for closing no later than June 30, 2002 or (ii) is subject to conditions other than or in addition to completion of final documentation and the Agent determines in its sole discretion, following reasonable inquiry and consultation with Borrowers, that such conditions will be satisfied and the financing closed by June 30, 2002."

          (s) Section 7.02(o) of the Existing Financing Agreement is hereby deleted in its entirety and replaced with the following: "(o) Collateral Coverage Ratio. Permit the Collateral Coverage Ratio (calculated excluding any fees payable to Lender or Agent specifically provided for under Amendment No. 1) at any time to be less than 1.60:1."

          (t) Section 7.02(q) of the Existing Financing Agreement is hereby amended by deleting the amount "$6,000,000" and replacing it with the amount "$7,800,000."

          (u) Section 7.02(r) of the Existing Financing Agreement is hereby amended by (i) deleting "120%" and replacing it with "125%" and (ii)
     adding    the following sentence to the end of such Section 7.02(r): "The three month measuring period for this subsection shall be determined as of the last day of each calendar month, on a rolling basis, commencing with the three month measuring period starting November, 1, 2001 and ending on January 1, 2002."

          (v) Add a new Section 7.02(u) to the Existing Financing Agreement as follows: "(u) Cash Collateral. The Borrowers shall not enter into any consensual or other cash collateral arrangements, agreements, applications, or orders with respect to any cash collateral without the prior written consent of Agent, which consent may be withheld in its sole and absolute discretion. Notwithstanding the foregoing, Borrowers may, from time to time, enter into such cash collateral arrangements, agreements and orders, for up to $5,000,000 in total during the period beginning on the Amendment No. 1 Effective Date, without the consent of Agent (but upon not less than five (5) Business Days' advance written notice to Agent) (the "Permitted Cash Collateral") and apply such cash collateral without restriction; provided, however, the total Revolving Credit Commitment shall be reduced on a dollar-for-dollar basis by the portion of the Permitted Cash Collateral made available to or applied by or on behalf of the Borrowers."

          (w) In Section 8.01 (c) delete the ratio "1.75:1" and replace it with "1.60:1".

          (x) Schedule 1.01(E) is revised as set forth in Exhibit B attached hereto and made a part hereof.

          (y) Exhibit K to the Existing Financing Agreement is hereby deleted in its entirety.

     4.2  Effectiveness of Amendment.

     The amendment of the Existing Financing Agreement contemplated by paragraph
4.1 above, shall become effective only upon the satisfaction in full of the following conditions precedent (which date shall be referred to as the "Amendment No. 1 Effective Date"):

          (a) the Borrowers and Agent shall have executed and delivered a counterpart of this Amendment;

          (b) the representations and warranties set forth in Section 3 above shall be true and correct as of the Amendment No. 1 Effective Date;

          (c)  the Bankruptcy Court Order shall have been entered; and

          (d) Borrowers shall have reached a written agreement with Finova Capital Corporation for the purchase or retirement of the Finova Loans for a maximum amount not to exceed the amount set forth on Exhibit A attached hereto and made a part hereof.

5.   MISCELLANEOUS.

     5.1  BofA Loan and UBOC Loan.

     Borrowers and Agent will cooperate in pursuing the pay-off and retirement of the BofA Loan and UBOC Loan as soon as reasonably practicable following the Amendment No. 1 Effective Date. Borrowers covenant and agree not to purchase, retire or payoff the BofA Loan or the UBOC Loan or enter into any other agreement relating to the purchase, retirement or payoff of such loans without the Agents consultation and consent, such consent not to be unreasonably withheld.

     5.2  Part of Existing Financing Agreement, Future References, etc.

     Except as expressly amended by this Amendment, all terms, conditions and covenants contained in the Existing Financing Agreement and the other Loan Documents are hereby ratified and shall be and remain in full force and effect. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Existing Financing Agreement without making specific reference to this Amendment, but nevertheless all such references shall include this Amendment unless the context otherwise requires.

     5.3  Counterparts; Effectiveness.

     This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Delivery of an executed signature page by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

     5.4  Successors and Assigns.

     This Amendment, the Existing Financing Agreement and the Loan Documents shall be binding upon and inure to the benefit of the Borrowers and the other Loan Parties and the Agent and each Lender and their respective successors and assigns (including, except for the right to request Loans, any trustee succeeding to the rights of the Borrowers pursuant to Chapter 11 of the Bankruptcy Code or pursuant to any conversion to a case under Chapter 7 of the Bankruptcy Code); provided, however, that each of the Borrowers and the other Loan Parties may not assign or transfer any of their rights hereunder, or under the Existing Financing Agreement and the Loan Documents, without the prior written consent of each Lender and any such assignment without the Lenders' prior written consent shall be null and void.

     5.5  Governing Law.

     THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN STATE OF NEW YORK EXCEPT AS GOVERNED BY THE BANKRUPTCY CODE.

     5.6  Release of Agent and Lender.

     Except for the covenants and obligations of Agent and Lender under this Amendment, the Existing Financing Agreement and the other Loan Documents, the Borrowers and Guarantors, for themselves and their successors and assigns, hereby unconditional waive and release Agent and Lender from any and all causes of action, suits, damages, injuries, claims, liabilities and demands whatsoever, which they may have against Agent and Lender, known or unknown, from the beginning of the world to the date hereof, and, particularly, but not by way of limitation, all lawsuits, damages, injuries, claims, demands and liabilities arising out of or related to the Existing Financing Agreement, the Loan Documents and this Amendment, including, but not limited to, their negotiation, execution, enforcement and any other matters related thereto.


  [Remainder of page intentionally left blank.  Next page is signature page.]

                                  BORROWERS:
                                  ---------

                                  SUNTERRA CORPORATION


                                  By: /s/ Lawrence E. Young
                                      ------------------------------------------
                                      Lawrence E. Young
                                      Vice President and Chief Financial Officer

                                  AKGI LAKE TAHOE INVESTMENTS, INC.


                                  By: /s/ Lawrence E. Young
                                      ------------------------------------------
                                      Lawrence E. Young
                                      Vice President

                                  AKGI ST. MAARTEN, N.V.

                                  By: /s/ Lawrence E. Young
                                      ------------------------------------------
                                      Lawrence E. Young
                                      Vice President

                                  ALL SEASONS PROPERTIES, INC.


                                  By: /s/ Lawrence E. Young
                                      ------------------------------------------
                                      Lawrence E. Young
                                      Vice President

                                  ALL SEASONS REALTY, INC.


                                  By: /s/ Lawrence E. Young
                                      ------------------------------------------
                                      Lawrence E. Young
                                      Vice President

                                  ALL SEASONS RESORTS, INC. (AZ)

                                  By: /s/ Lawrence E. Young
                                      ------------------------------------------
                                      Lawrence E. Young
                                      Vice President

                                  ALL SEASONS RESORTS, INC. (TX)


                                  By: /s/ Lawrence E. Young
                                      ------------------------------------------
                                      Lawrence E. Young
                                      Vice President

                                  ARGOSY GRAND BEACH, INC.


                                  By: /s/ Lawrence E. Young
                                      ------------------------------------------
                                      Lawrence E. Young
                                      Vice President

                                  ARGOSY HILTON HEAD, INC.


                                  By: /s/ Lawrence E. Young
                                      ------------------------------------------
                                      Lawrence E. Young
                                      Vice President

                                  ARGOSY PARTNERS, INC.


                                  By: /s/ Lawrence E. Young
                                      ------------------------------------------
                                      Lawrence E. Young
                                      Vice President

                                  ARGOSY/KGI GRAND BEACH
                                  INVESTMENT PARTNERSHIP

                                  By: Argosy Grand Beach, Inc.,
                                      its General Partner

                                      By: /s/ Lawrence E. Young
                                          ------------------------------
                                          Lawrence E. Young
                                          Vice President

                                  By: Argosy Partners, Inc.,
                                       its General Partner

                                      By: /s/ Lawrence E. Young
                                          ------------------------------
                                          Lawrence E. Young
                                          Vice President

                                  By: KGI Grand Beach, Inc.,
                                       its Managing General Partner

                                      By: /s/ Lawrence E. Young
                                          ------------------------------
                                          Lawrence E. Young
                                          Vice President

                                  ARGOSY/KGI PORT ROYAL PARTNERS

                                  By: Argosy Hilton Head, Inc.
                                       its General Partner

                                      By: /s/ Lawrence E. Young
                                          ------------------------------
                                          Lawrence E. Young
                                          Vice President

                                  By: KGI Port Royal, Inc.,
                                       its Managing General Partner

                                      By: /s/ Lawrence E. Young
                                          ------------------------------
                                          Lawrence E. Young
                                          Vice President

                                  AVCOM INTERNATIONAL, INC.

                                      By: /s/ Lawrence E. Young
                                          ------------------------------
                                          Lawrence E. Young
                                          Vice President

                                  DESIGN INTERNATIONALE-RMI, INC.

                                      By: /s/ Lawrence E. Young
                                          ------------------------------
                                          Lawrence E. Young
                                          Vice President

                              GRAND BEACH PARTNERS, LP

                                  By: Argosy/KGI Grand Beach Investment
                                      Partnership, its General Partner

                                      By: Argosy Partners, Inc.,
                                          its General partner

                                          By: /s/ Lawrence E. Young
                                             ------------------------------
                                             Lawrence E. Young
                                             Vice President

                                      By: Argosy Grand Beach, Inc.,
                                          its General Partner

                                          By: /s/ Lawrence E. Young
                                             ------------------------------
                                             Lawrence E. Young
                                             Vice President

                                      By: KGI Grand Beach Investments,
                                          its Managing General Partner

                                          By: /s/ Lawrence E. Young
                                             ------------------------------
                                             Lawrence E. Young
                                             Vice President

                              GRAND BEACH RESORT, LIMITED PARTNERSHIP

                                  By: Grand Beach Partners, LP,
                                       its General Partner

                                      By: Argosy/KGI Grand Beach Investment
                                          Partnership, its General Partner

                                          By: KGI Grand Beach Investments, Inc.,
                                              its Managing General Partner

                                              By: /s/ Lawrence E. Young
                                                  ------------------------------
                                                  Lawrence E. Young
                                                  Vice President

                                          By: Argosy Partners, Inc.,
                                              Its General Partner

                                              By: /s/ Lawrence E. Young
                                                  ------------------------------
                                                  Lawrence E. Young
                                                  Vice President

                                          By: Argosy Grand Beach, Inc.,
                                              its General Partner

                                              By: /s/ Lawrence E. Young
                                                  ------------------------------
                                                  Lawrence E. Young
                                                  Vice President

                                  GREENSPRINGS ASSOCIATES


                                  By: Plantation Resorts Group, Inc.,
                                       its Joint Venturer


                                      By: /s/ Lawrence E. Young
                                          ------------------------------
                                          Lawrence E. Young
                                          Vice President

                                  By: Greensprings Plantation Resorts, Inc.,
                                       its Joint Venturer


                                      By: /s/ Lawrence E. Young
                                          ------------------------------
                                          Lawrence E. Young
                                          Vice President

                                  GREENSPRINGS PLANTATION RESORTS, INC.


                                      By: /s/ Lawrence E. Young
                                          ------------------------------
                                          Lawrence E. Young
                                          Vice President

                                  HARICH TAHOE DEVELOPMENT

                                  By: Lakewood Development, Inc.,
                                       its Managing General Partner

                                      By: /s/ Lawrence E. Young
                                          ------------------------------
                                          Lawrence E. Young
                                          Vice President

                                  By: Ridgewood Development, Inc.,
                                       its General Partner

                                      By: /s/ Lawrence E. Young
                                          ------------------------------
                                          Lawrence E. Young
                                          Vice President

                                  KGI GRAND BEACH INVESTMENTS, INC.


                                      By: /s/ Lawrence E. Young
                                          ------------------------------
                                          Lawrence E. Young
                                          Vice President

                                  KGI PORT ROYAL, INC.

                                      By: /s/ Lawrence E. Young
                                          ------------------------------
                                          Lawrence E. Young
                                          Vice President

                                  KGK LAKE TAHOE DEVELOPMENT, INC.

                                      By: /s/ Lawrence E. Young
                                          ------------------------------
                                          Lawrence E. Young
                                          Vice President

                                  LAKE TAHOE RESORT PARTNERS, LLC

                                  By: AKGI Lake Tahoe Investments, Inc.,
                                       its Managing Member

                                      By: /s/ Lawrence E. Young
                                          ------------------------------
                                          Lawrence E. Young
                                          Vice President

                                  By: KGK Lake Tahoe Development, Inc.,
                                       its Member

                                      By: /s/ Lawrence E. Young
                                          ------------------------------
                                          Lawrence E. Young
                                          Vice President

                                  LAKEWOOD DEVELOPMENT, INC.

                                      By: /s/ Lawrence E. Young
                                          ------------------------------
                                          Lawrence E. Young
                                          Vice President

                                  MMG DEVELOPMENT CORP.

                                      By: /s/ Lawrence E. Young
                                          ------------------------------
                                          Lawrence E. Young
                                          Vice President

                                  PLANTATION RESORTS GROUP, INC.

                                      By: /s/ Lawrence E. Young
                                          ------------------------------
                                          Lawrence E. Young
                                          Vice President

                                  POINTE PARTNERS, LIMITED PARTNERSHIP

                                  By: Harich Tahoe Developments,
                                       its Managing General Partner

                                      By: Lakewood Development, Inc.,
                                          its Managing General Partner

                                          By: /s/ Lawrence E. Young
                                              ------------------------------
                                              Lawrence E. Young
                                              Vice President

                                      By: Ridgewood Development, Inc.,
                                          its General Partner

                                          By: /s/ Lawrence E. Young
                                              ------------------------------
                                              Lawrence E. Young
                                              Vice President

                                  PORT ROYAL RESORT LP

                                  By: Argosy/KGI Port Royal Partners,
                                       its General Partner

                                      By: KGI Port Royal, Inc.,
                                          its Managing General Partner

                                          By: /s/ Lawrence E. Young
                                              ------------------------------
                                              Lawrence E. Young
                                              Vice President

                                      By: Argosy Hilton Head, Inc.
                                          its General Partner

                                          By: /s/ Lawrence E. Young
                                              ------------------------------
                                              Lawrence E. Young
                                              Vice President

                                  POWHATAN ASSOCIATES


                                  By: Plantation Resorts Group, Inc.,
                                       its Joint Venturer


                                      By: /s/ Lawrence E. Young
                                          ------------------------------
                                          Lawrence E. Young
                                          Vice President

                                  By: Williamsburg Vacations, Inc.,
                                       its Joint Venturer


                                      By: /s/ Lawrence E. Young
                                          ------------------------------
                                          Lawrence E. Young
                                          Vice President

                                  PREMIER VACATIONS, INC.


                                      By: /s/ Lawrence E. Young
                                          ------------------------------
                                          Lawrence E. Young
                                          Vice President

                                  RESORT CONNECTIONS, INC.


                                      By: /s/ Lawrence E. Young
                                          ------------------------------
                                          Lawrence E. Young
                                          Vice President

                                  RESORT MARKETING INTERNATIONAL, INC.


                                      By: /s/ Lawrence E. Young
                                          ------------------------------
                                          Lawrence E. Young
                                          Vice President

                                  RESORTS DEVELOPMENT INTERNATIONAL, INC.


                                      By: /s/ Lawrence E. Young
                                          ------------------------------
                                          Lawrence E. Young
                                          Vice President

                                  RIDGE POINTE LIMITED PARTNERSHIP

                                  By: Pointe Partners, Limited Partnership,
                                       its Managing General Partner

                                      By: Harich Tahoe Developments,
                                          its Managing General Partner

                                          By: Lakewood Development, Inc.,
                                               its Managing General Partner

                                              By: /s/ Lawrence E. Young
                                                  ----------------------
                                                  Lawrence E. Young
                                                  Vice President

                                          By: Ridgewood Development, Inc.,
                                              its General Partner

                                              By: /s/ Lawrence E. Young
                                                  ----------------------
                                                  Lawrence E. Young
                                                  Vice President

                                  RIDGEWOOD DEVELOPMENT, INC.


                                      By: /s/ Lawrence E. Young
                                          ------------------------------
                                          Lawrence E. Young
                                          Vice President

                                  RKG, CORP.


                                      By: /s/ Lawrence E. Young
                                          ------------------------------
                                          Lawrence E. Young
                                          Vice President

                                  SUNTERRA FINANCIAL SERVICES, INC.


                                      By: /s/ Lawrence E. Young
                                          ------------------------------
                                          Lawrence E. Young
                                          Vice President

                                  SUNTERRA ST. CROIX, INC.


                                      By: /s/ Lawrence E. Young
                                          ------------------------------
                                          Lawrence E. Young
                                          Vice President

                                  WILLIAMSBURG VACATIONS, INC.


                                      By: /s/ Lawrence E. Young
                                          ------------------------------
                                          Lawrence E. Young
                                          Vice President

                                  GUARANTORS:
                                  ----------

                                  CLUB SUNTERRA, INC.

                                  By: /s/ Lawrence E. Young
                                      ------------------------------
                                      Lawrence E. Young
                                      Vice President

                                  INTERNATIONAL TIMESHARES, INC.

                                  By: /s/ Lawrence E. Young
                                      ------------------------------
                                      Lawrence E. Young
                                      Vice President

                                  SUNTERRA TRAVEL, INC.

                                  By: /s/ Lawrence E. Young
                                      ------------------------------
                                      Lawrence E. Young
                                      Vice President

                                  SUNTERRA COMMUNICATIONS CORPORATION

                                  By: /s/ Lawrence E. Young
                                      ------------------------------
                                      Lawrence E. Young
                                      Vice President

                                  KABUSHIKI GAISHA KEI LLC

                                       By:  KGK INVESTORS, INC,
                                       Its: Member


                                            By: /s/ Lawrence E. Young
                                                ---------------------------
                                                 Lawrence E. Young
                                            Its: Vice President


                                       By:  KGK PARTNERS, INC.,
                                       Its  Member


                                            By: /s/ Lawrence E. Young
                                                ---------------------------
                                                 Lawrence E. Young
                                            Its: Vice President

                                  MARC HOTEL AND RESORTS, INC.

                                  By: /s/ Lawrence E. Young
                                      ---------------------------
                                      Lawrence E. Young
                                      Vice President

                                  RPM MANAGEMENT, INC.

                                  By: /s/ Lawrence E. Young
                                      ---------------------------
                                      Lawrence E. Young
                                      Vice President

                                  SUNTERRA PACIFIC, INC.

                                  By: /s/ Lawrence E. Young
                                      ---------------------------
                                      Lawrence E. Young
                                      Vice President

                                  GEORGE ACQUISITION SUBSIDIARY, INC.

                                  By: /s/ Lawrence E. Young
                                      -----------------------------
                                      Lawrence E. Young
                                      Vice President

                                  S.V.L.H., INC.

                                  By: /s/ Lawrence E. Young
                                      -----------------------------
                                      Lawrence E. Young
                                      Vice President


                                  AGENT AND LENDER:
                                  ----------------


                                  GREENWICH CAPITAL MARKETS, INC.


                                  By: /s/ Dominic Obaditch
                                     ------------------------------
                                  Name: Dominic Obaditch
                                        ---------------------------
                                  Title: Vice President
                                         --------------------------

                                   Exhibit A

                   Purchase and/or Pay-off of Secured Loans

Lenders Percentage: 50%

Maximum amount for retirement of Finova Loans: $105 million, less the aggregate of all cash collateral amounts released to Finova.

Maximum aggregate fee payable to Lender in connection with purchase or pay-off of Bank of America Loan: $5 million.

Maximum aggregate fee payable to Lender in connection with purchase or pay-off of Union Bank of California Loan: $1.25 million.

                                   Exhibit B

         Revised Schedule 1.01(E) - Lender's and Lenders' Commitments

Revolver:

     (A) the total Revolving Credit Commitment shall be: (i) prior to the Finova Take-out Date, $35,000,000; (ii) after the Finova Take-out Date and prior to purchase or pay-off of both the BofA Loan and UBOC Loan, $45,000,000 (provided, however, in the event that the Borrowers have a Comprehensive Plan of Reorganization which provides for repayment in full of the Obligations hereunder and under the other Loan Documents which has been confirmed by an order of the Bankruptcy Court, subject only to closing on Borrowers' exit financing and customary conditions of consummation under such plan, then the total Revolving Credit Commitment shall be $50,000,000); (iii) after the purchase or pay-off of the BofA Loan, $65,000,000; and (iv) after the purchase or payoff of both the BofA Loan and the UBOC Loan, $75,000,000.

     (B) The total Revolving Credit Commitment determined in paragraph (A) above shall be increased by the Available Disposition Proceeds (as defined below), subject to the terms below.

     (i)  Available Disposition Proceeds shall be determined as follows:

               (a) Agent shall determine the amount received by the Lenders under Section 2.09(b)(ii) of the Amended Financing Agreement, during the period, commencing on the Amendment No. 1 Effective Date and expiring on the March 2002 Remittance Date, up to $5,000,000 (the "Maximum Disposition Proceeds").

               (b) Agent shall determine the existing availability under the Revolving Credit Commitment as of the March 2002 Remittance Date (prior to any advances under the Revolving Loan on the March 2002 Remittance Date) (the "March 2002 Revolving Credit Availability").

               (c) The "Available Disposition Proceeds" shall be equal to the product of the Maximum Disposition Proceeds multiplied by the Available Percentage (as determined below):


            March, 2002 Revolving Credit Availability      Available Percentage
            -----------------------------------------      --------------------

            Less than $5,000,000                                    100%

            $5,000,000 to $5,999,999.99                              80%

            $6,000,000 to $6,999,999.99                              60%

            $7,000,000 to $7,999,999.99                              40%

            $8,000,000 to $8,999,999.99                              20%

            $9,000,000 or More                                        0%

     (ii) The Revolving Credit Borrowing Base shall be increased by the Available Disposition Proceeds.

     (iii) All advances of Revolving Loans, including those hereunder, are subject to all requirements for advances of Revolving Loans under the Amended Financing Agreement.

     (iv) In no event shall the total Revolving Credit Commitment ever exceed $75,000,000.